Exhibit 10.20

IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K, CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT CONTAINS PERSONALLY IDENTIFIABLE INFORMATION. [###] INDICATES THAT INFORMATION HAS BEEN REDACTED

Omnibus Amendment and Note Conversion Agreement

This OMNIBUS AMENDMENT AND Note Conversion Agreement (the “Agreement”) is made and entered into as of April 1, 2025 (the “Effective Date”), by and among MNTN, Inc., a Delaware corporation (the “Company”), and the Lenders. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in that certain Note and Warrant Purchase Agreement dated January 27, 2023, among the Company and the Lenders thereto, as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof (the “Purchase Agreement”). Each of the Company and each Lender is referred to herein as a “Party” or together as the “Parties”.

WHEREAS, on February 28, 2025, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission in contemplation of an initial public offering of its Class A Common Stock (the “IPO”);

WHEREAS, pursuant to the Purchase Agreement, the Company issued the convertible promissory notes (the “Notes”) to the Lenders as set forth on Exhibit A;

WHEREAS, pursuant to Section 13.5 of the Notes, the terms and provisions of each Note may be modified or amended and the observance of any term of each Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Lenders of a majority of the then-outstanding aggregate principal amount of the Notes (the “Requisite Lenders”);

WHEREAS, pursuant to Section 13.5 of each Note issued to Greycroft Growth III, L.P. (“Greycroft”) and IAG Fund III, LP (“IAG”), each of Greycroft’s Note and IAG’s Note may not be amended without the consent of Greycroft or IAG, respectively;

WHEREAS, the undersigned Lenders represent the Requisite Lenders; and

WHEREAS, immediately prior to and contingent upon the closing of the IPO (the “IPO Closing”), the Company and the Requisite Lenders, on behalf of all Lenders, have irrevocably agreed to the terms of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Confirmation of Principal and Accrued Interest. The Company and Requisite Lenders agree, on behalf of all Lenders, that (a) Exhibit A to this Agreement contains an accurate list of all principal and accrued interest outstanding with respect to the Notes as of March 26, 2025 and (b) interest on the Notes shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the IPO Closing.

2.            Conversion; Amendment.

2.1            Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place immediately prior to the IPO Closing, or at such other place, time and manner as may be agreed by the Company and the Requisite Lenders. The Company’s obligation to consummate the Closing is contingent upon each Lender completing and delivering a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax.

2.2            General Conversion. At the Closing, the Requisite Lenders, on behalf of all Lenders, hereby agree that the Notes (other than the Notes held by any Partial Sale Lender (as defined below)) shall be canceled and convert into shares of the Company’s Class A Common Stock (the “Common Stock”) and the Company shall issue to each Lender that is not a Partial Sale Lender (the “Converting Lenders”), the shares of Common Stock, set forth next to its name on Exhibit A under the heading “Shares of Common Stock.” For purposes of clarity, the number of shares under the heading “Shares of Common Stock” on Exhibit A is a number of shares equal to (a) (x) the amount of principal of such Converting Lender’s Note divided by (y) the Discounted Conversion Price plus (b) (x) the amount of interest of such Converting Lender’s Note in accordance with Section 1 divided by (y) the IPO Conversion Price, with any resulting fraction of a share being rounded down. “Discounted Conversion Price” means an amount equal to the lesser of (x) 40% of the initial public offering price per share of Common Stock sold in the IPO and (y) $9.18612 (subject to any adjustments for stock splits, recapitalizations and the like). “IPO Conversion Price” means the lower of (x) the initial public offering price per share of Common Stock sold in the IPO and (y) $22.9653 (subject to any adjustments for stock splits, recapitalizations and the like). It is the intent of the Parties that for U.S. federal income tax purposes and, where applicable, state and local income tax purposes, each applicable Converting Lender shall be treated as converting a portion of the Note into shares of Common Stock in a nontaxable transaction, and no Party shall take any position inconsistent with such treatment on any tax return except to the extent required by a final determination within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.3            Partial Conversion & Sale. Notwithstanding Section 2.2, the Requisite Lenders, on behalf of all Lenders, hereby agree that the Notes held by the Partial Sale Lenders will not convert into shares of Common Stock pursuant to Section 2.2 above. Instead, (a) within five (5) business days following the Closing, the Company shall pay, or cause to be paid on its behalf, to each Partial Sale Lender, in a partial sale, an amount equal to such Partial Sale Lender’s Partial Sale Price and (b) at the Closing, issue to each such Partial Sale Lender, in a partial conversion, a number of shares of Common Stock equal to such Partial Sale Lender’s Partial Shares Amount. Exhibit A will be updated to reflect such Partial Sale Lender’s Partial Sale Price and Partial Shares Amount. Each Partial Sale Lender’s (i) “Partial Sale Price” is an amount equal to such Partial Sale Lender’s principal and accrued interest in accordance with Section 1 above and (ii) “Partial Shares Amount” is a number of shares of Common Stock equal to (x) the amount of principal of such Partial Sale Lender’s Note divided by (y) the Discounted Partial Conversion Price, with any resulting fraction of a share being rounded down. “Discounted Partial Conversion Price” means an amount equal to the lesser of (x) 66.6667% of the initial public offering price per share of Common Stock sold in the IPO and (y) $15.3102 (subject to any adjustments for stock splits, recapitalizations and the like). “Partial Sale Lender” means (x) IAG and (y) any other Lender that, on or prior to April 3, 2025, provides written notice to the Company in accordance with Section 8(b) (a “Partial Sale Notice”), that such Lender is electing to be a Partial Sale Lender pursuant to this Section 2.3. For the avoidance of doubt, any Lender, other than IAG, that fails to timely deliver a Partial Sale Notice will be deemed a Converting Lender and receive Common Stock as set forth in Section 2.2 of this Agreement. It is the intent of the Parties that for U.S. federal income tax purposes and, where applicable, state and local income tax purposes, each Partial Sale Lender shall be treated as (1) selling a portion of its Note for cash in a taxable transaction pursuant to Section 1001 of the Code and (2) converting a portion of its Note into shares of Common Stock in a nontaxable transaction, and no Party shall take any position inconsistent with such treatment on any tax return except to the extent required by a final determination within the meaning of Section 1313(a) of the Code.

2.4            Interest. The Requisite Lenders, on behalf of all Lenders, agree that upon the Closing, the entire amount owed to the Lenders under any Notes shall be deemed satisfied in full and the Notes shall be terminated in their entirety. The Lenders shall not be entitled to any other consideration in respect of the Notes held by the Lenders except as set forth in this Agreement. The Lenders waive any right to a fraction of Common Stock upon conversion of the Notes.

3.            Termination. The Company and the Requisite Lenders, on behalf of all Lenders, hereby acknowledge and agree that the Note Purchase Agreement is hereby terminated, effective upon the Closing and receipt of the consideration by Lenders upon conversion of the Notes. The Company and the Requisite Lenders, on behalf of all Lenders, hereby agree that upon consummation of the Closing and receipt of the consideration upon conversion of the Notes, all notices required by the terms of, and all rights of the Lenders set forth in the Notes and the Purchase Agreement (collectively, the “Lender Rights”) shall be terminated and of no further force or effect, and all such Lender Rights are hereby waived by the Lenders in connection with the transactions contemplated hereby. Unless otherwise agreed by the Company and the Requisite Lenders, in the event that the IPO Closing does not occur on or prior to May 31, 2025, this Agreement shall terminate in its entirety and be of no further force and effect.

4.            Representations and Warranties of Lenders. Each Lender hereby represents and warrants to the Company, severally and not jointly, that:

(a)            Ownership. Each Lender has not sold, assigned, transferred, disposed of, pledged, hypothecated, granted a security interest in, or signed any power of attorney respecting the Notes, or any interest therein, and such Lender has good and valid title to the applicable Notes.

(b)            Authorization. Each Lender has full power and authority to enter into this Agreement and any other related agreements contemplated herein/therein (collectively, the “Transaction Agreements”), to receive payment as set forth on Exhibit A and to convert the Notes into Common Stock as set forth on Exhibit A, in each case without any violation of, or conflict with, the rights of any third party. The Transaction Agreements to which a Lender is a party, when executed and delivered by such Lender, will constitute valid and legally binding obligations of such Lender, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)            Purchase Entirely for Own Account. Each Lender acknowledges that this Agreement is made with the Lender in reliance upon such Lender’s representation to the Company, which by such Lender’s execution of this Agreement, such Lender hereby confirms, that the Common Stock to be acquired by such Lender under this Agreement will be acquired for investment for such Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Lender further represents that such Lender does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock to be acquired by such Lender under this Agreement. Each Lender represents that it has not been formed for the specific purpose of acquiring the Notes or the Common Stock.

(d)            Disclosure of Information. Each Lender acknowledges that it has received and carefully reviewed all the information it considers necessary or appropriate for deciding whether to acquire the Common Stock. Each Lender further represents that it has had a full opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(e)            Restricted Securities. The Lender understands that the Common Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Lender’s representations as expressed herein. The Lender understands that the shares of Common Stock are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Lender must hold the Common Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Lender acknowledges that the Company has no obligation to register or qualify the Common Stock for resale. The Lender further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Stock, and on requirements relating to the Company that are outside of the Lender’s control, and which the Company is under no obligation and may not be able to satisfy.

(f)            No Public Market. The Lender understands that no public market now exists for the Common Stock, and that the Company has made no assurances that a public market will ever exist for the Common Stock.

(g)            Legends. The Lender understands that the Common Stock and any securities issued in respect of or exchange for the Common Stock, may be notated with one or all of the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

(i)            Any legend set forth in, or required by, the other Transaction Agreements or the Company’s bylaws.

(ii)           Any legend required by the securities laws of any state to the extent such laws are applicable to the Common Stock represented by the certificate, instrument, or book entry so legended.

(h)            Accredited Investor. The Lender is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(i)            Foreign Investors. If the Lender is not a United States person (as defined by Section 7701(a)(30) of the Code), the Lender hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Common Stock or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Common Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Common Stock. The Lender’s subscription and payment for and continued beneficial ownership of the Common Stock will not violate any applicable securities or other laws of the Lender’s jurisdiction.

(j)            No General Solicitation. No Lender, nor any of their respective officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Common Stock.

(k)            No Reliance. Each Lender acknowledges that by reason of its knowledge, experience and sophistication in financial and business matters, such Lender is capable of evaluating the risks and merits of an investment in the Company, has evaluated the merits and risks of the transactions contemplated hereby and is not relying upon any person, other than such Lender’s own personnel and/or advisors, as applicable, in making its investment or decision to invest in the Company. Each Lender further acknowledges that reliance on any person other than its own personnel and/or advisors is not reasonable and that any such reliance would be inconsistent with such Lender’s business objectives and interest in conducting its own analysis and making its own informed investment decisions.

(l)            Residence. Each Lender represents that if such Lender is an individual, then such Lender resides in the state or province identified in the address of the Lender set forth on its signature page; if such Lender is a partnership, corporation, limited liability company or other entity, then the office or offices of such Lender in which its principal place of business is identified in the address or addresses of such Lender set forth on the signature page.

(m)            “Bad Actor” Status. Each Lender hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) promulgated under the Securities Act (a “Disqualification Event”) is applicable to such Lender or any person affiliated with such Lender who may be deemed the beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, except for any Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.

5.            Release. For value received, the receipt of which is hereby acknowledged by the Company and each Lender, as of the date hereof, each Lender (on behalf of itself or himself and his, her or its family members, heirs, executors, administrators, equityholders, directors, officers, members, managers, partners, agents, employees, attorneys, consultants, creditors, subsidiaries, affiliates, representatives and professional advisors and their respective predecessors, successors and assigns) hereby irrevocably, unconditionally and fully releases (and covenants not to sue) the Company and its affiliates and current, former and future equityholders, directors, officers, members, managers, partners, agents, employees, attorneys, consultants, creditors, subsidiaries, affiliates, representatives and professional advisors and their respective predecessors, successors and assigns (collectively, the “Released Parties”) from any and all obligations, demands, actions, causes of action, suits, counterclaims, set-offs, defenses, controversies, acts and omissions, liabilities, and other claims in connection with the Notes, both in law and in equity, known or unknown, suspected or unsuspected, which the Lender has or ever had against the Released Parties (collectively, the “Releases”). The provisions of these Releases are severable. If any provision hereof is declared invalid or unenforceable, that will not affect the validity and enforceability of any other provision of these Releases. As to the Releases, each Lender acknowledges and agrees that he, she or it is aware of, has had the opportunity to seek legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

With full awareness and understanding of this provision, each Lender hereby waives all rights that this provision or any comparable provision under any state, federal or non-U.S. law may give to such Lender as well as under any other statute or common law principles of similar effect. Each Lender intends the Releases to apply fully to claims that the Lender does not presently know or suspect to exist at this time. Each Lender understands that the facts with respect to which the Releases are given may hereafter prove to be different from the facts now known or believed by him or it, and the Lender hereby accepts and assumes the risk thereof and agrees that this Agreement shall be and shall remain, in all respects, effective and not subject to termination or rescission by reason of any such difference in facts. The Releases herein shall be construed broadly as general releases. Lender shall never, directly or indirectly, commence, aid in any way, prosecute or cause to be commenced or prosecuted any action, suit or other legal proceeding against any of the Released Parties arising out of or relating, directly or indirectly, to any Release.

6.            Put Option. Notwithstanding Section 7 below, subject to applicable law or regulation, until April 3, 2025 (the “Put Termination Date”), each Converting Lender shall have the right (the “Put Option”) to elect to cause the Company to purchase up to all of the shares of Common Stock set forth next to its name on Exhibit A under the heading “Put Option Shares” (the “Put Shares”), at a price per share equal to the IPO Conversion Price. For purposes of clarity, the number of shares under the heading “Put Option Shares” on Exhibit A is a number of shares equal to (x) the amount of principal and interest of such Converting Lender’s Note divided by (y) the IPO Conversion Price. To exercise the Put Option, on or prior to the Put Termination Date, the Converting Lender must execute and deliver to the Company (a) the exercise form attached hereto as Exhibit B (a “Put Notice”) and (b) a duly completed and executed IRS Form W-8 or W-9 establishing that such lender is exempt from back-up withholding under the US federal income tax laws. The exercise and delivery of a Put Notice shall be irrevocable by a Converting Lender; provided that the IPO Closing occurs on or prior to May 31, 2025. The Company will purchase such Put Shares within 5 days after the IPO Closing. For the avoidance of doubt, no Partial Sale Lender may exercise a Put Option pursuant to this Section 6.

7.            IPO Lock-Up. The Lenders acknowledge that pursuant to Section 6 of the Notes, other than with respect to the exercise of the Put Option in accordance with Section 6 above, they are bound by the “Market Stand-Off” agreement set forth in Section 2 of the Company’s Amended and Restated Investors’ Rights Agreement and further agree to promptly execute the Company’s form of Lock-Up Agreement in form and substance reasonably acceptable to Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., and Evercore Group L.L.C. in connection with the IPO.

8.            Miscellaneous.

(a)            Tax. Each Lender has had an opportunity to review the federal, state and local tax consequences of the transactions contemplated by this Agreement with its tax advisors. Each Lender is relying solely on such advisors and not on any statements or representations of the Company or its advisors. Each Lender understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

(b)            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section. If notice is given to the Company, it shall be sent by email to the Company’s Chief Financial Officer at [###] and a copy shall also be sent to Goodwin Procter LLP, 601 South Figueroa Street, Suite 4100, Los Angeles, CA 90017, Attention: David Ajalat.

(c)            Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(d)            Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

(e)            Counterparts; Facsimile Signatures. This Agreement may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(g)            Legal Counsel. Each Party hereby acknowledges that this Agreement was prepared by Goodwin Procter LLP (“Goodwin”), outside counsel to the Company, solely on behalf of the Company. Each Lender hereby further acknowledges: (i) that it has had the opportunity to be, or have been, represented by independent counsel in connection with such Party’s negotiation, execution and delivery of this Agreement and (ii) that Goodwin has represented solely the Company with respect to such negotiation, execution and delivery.

(h)            Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein or attached hereto (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder. This Agreement shall be deemed to amend the Notes to the extent set forth herein and to the extent any provision hereof shall conflict with any provision of the Notes, including with respect to the terms governing conversion of the Notes. In the event of any inconsistency or conflict between the provisions of the Note Purchase Agreement, Notes and this Agreement, the provisions of this Agreement will prevail and govern.

(i)            Amendment; Waiver. Subject to the provisions of applicable law, the parties hereto may amend this Agreement at any time pursuant to an instrument in writing signed by the Company and the Requisite Lenders; provided that the provisions of Section 2.3 and this proviso may not be amended without the written consent of IAG. Exhibit A to this Agreement may be amended by the Company from time to time in accordance with the terms of this Agreement to update (i) the accrued interest on the Notes, if any, (ii) the number of shares of Common Stock to be issued to the Converting Lenders or the Partial Shares Amount for the Partial Sale Lenders, (iii) the number of Put Option Shares and (iv) designation and treatment of any Partial Sale Lenders or Converting Lenders, in each case without the consent of the other Parties hereto. At any time, any party hereto may, to the extent legally allowed, waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Without limiting the generality or effect of the preceding sentence, no delay in exercising any right under this Agreement shall constitute a waiver of such right, and no waiver of any breach or default shall be deemed a waiver of any other breach or default of the same or any other provision in this Agreement.

(j)            Rules of Construction. The parties hereto agree that they have been (or have had the opportunity to be) represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

(Signature Page Follows)

In Witness Whereof, the parties have executed this Agreement as of the date first set forth above.

COMPANY

MNTN, INC.

By:	/s/ Patrick Pohlen
Name: Patrick Pohlen
Title: Chief Financial Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND NOTE CONVERSION AGREEMENT

In Witness Whereof, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

IAG FUND III, LP

By: IAG Capital Holdings III, LLC
Its: General Partner

By:	/s/ Joel Whitley
Name: Joel Whitley
Title: Authorized Person

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

In Witness Whereof, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

GREYCROFT GROWTH III, L.P.

By: Greycroft Growth III, LLC,
its general partner

By:	/s/ Kevin Gasque
Name: Kevin Gasque
Title: Authorized Signatory

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

MERCATO PARTNERS GROWTH III, L.P.

By: Mercato Partners Growth III GP, LLC
Its: General Partner

By:	/s/ Joe Kaiser
Name: Joe Kaiser
Title: Managing Director

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

MERCATO PARTNERS GROWTH AI III, L.P.

By: Mercato Partners Growth III GP, LLC
Its: General Partner

By:	/s/ Joe Kaiser
Name: Joe Kaiser
Title: Managing Director

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

JEFFREY AND LIESL WILKE REVOCABLE TRUST

By:	/s/ Jeffrey Wilke
Name: Jeffrey Wilke
Title: Trustee

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

BONFIRE VENTURES SELECT II, L.P.

By: Bonfire Select Associates II, LLC,
its general partner

By:	/s/ Jim Andelman
Name: Jim Andelman
Title: Managing Director

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

BULLVC FUND, LLC

By:	/s/ Shawn Bercuson
Name: Shawn Bercuson
Title: General Partner

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

GRAY’S CREEK CAPITAL PARTNERS FUND I, LP

By:	/s/ Jason R. Little
Name: Jason R. Little
Title: Managing Partner

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

GRANT RIES

/s/ Grant Ries

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

MGD HOLDINGS

By: CCT Services 1 Limited

By:	/s/ Katir Bonfrer
Name: Katie Bonfrer

By:	/s/ Nick Ward
Name: Nick Ward

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

HADI PARTOVI INVESTMENTS LLC

By:	/s/ Anne F. Macdonald
Name: Anne F. Macdonald
Title: Manager

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

STALEY CAPITAL SPV OPPORTUNITY FUND, L.P.

By: Staley Capital Opportunity Fund GP, LLC,
its general partner

By:	/s/ Warren C. Smith Jr.
Name: Warren C. Smith Jr.
Title: Manager

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LENDERS:

2015-P SERIES OF SYLVINA CAPITAL LP

By: Sylvina GP Inc.
Its: General Partner

By:	/s/ Eugene Mesgar
Name: Eugene Mesgar
Title: COO

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above. above.

LENDERS:

MOHAMMAD HASSAN AFKHAM- EBRAHIMI

/s/ Mohammad Hassan Afkham-Ebrahimi

SIGNATURE PAGE TO NOTE CONVERSION AGREEMENT

Exhibit A

Converting Lenders

Note Security No.	Lender Name	Principal	Accrued Interest	Principal and Accrued Interest	Shares of Common Stock	Put Option Shares
CN-10	Bonfire Ventures Select II, L.P.	$2,000,000.00	$259,397.26	$2,259,397.26	269,712	115,866
CN-14	Greycroft Growth III, L.P.	$12,500,000.00	$1,621,232.88	$14,121,232.88	1,685,704	724,165
CN-17	BullVC Fund, LLC	$5,000,000.00	$637,808.22	$5,637,808.22	673,733	289,118
CN-18	Mercato Partners Growth AI III, L.P.	$36,077.94	$4,608.09	$40,686.03	4,861	2,086
CN-19	Mercato Partners Growth III, L.P.	$963,922.06	$123,117.94	$1,087,040.00	129,893	55,745
CN-23	Staley Capital SPV Opportunity Fund, L.P.	$2,600,000.00	$294,049.32	$2,894,049.32	348,412	148,412
	Total	$23,100,000.00	$2,940,213.71	$26,040,213.71	3,112,315	1,335,392

Partial Sale Lenders

Note Security No.	Lender Name	Principal	Accrued Interest	Principal and Accrued Interest	Partial Shares Amount	Partial Sale Price
CN-13	Gray’s Creek Capital Partners Fund I, LP	$1,000,000.00	$129,205.48	$1,129,205.48	76,923	$1,129,205.48
CN-12	Grant Ries	$1,000,000.00	$129,698.63	$1,129,698.63	76,923	$1,129,698.63
CN-15	Hadi Partovi Investments LLC	$2,000,000.00	$258,410.96	$2,258,410.96	153,846	$2,258,410.96
CN-16	Jeffrey and Liesl Wilke Revocable Trust	$1,000,000.00	$129,698.63	$1,129,698.63	76,923	$1,129,698.63
CN-20	2015-P Series of Sylvina Capital LP	$5,000,000.00	$625,479.45	$5,625,479.45	384,615	$5,625,479.45
CN-21	Mohammad Hassan Afkham- Ebrahimi	$1,000,000.00	$124,602.74	$1,124,602.74	76,923	$1,124,602.74
CN-22	IAG Fund III, LP	$10,000,000.00	$1,137,534.25	$11,137,534.25	769,230	$11,137,534.25
CN-24	MGD Holdings	$3,000,000.00	$387,616.44	$3,387,616.44	230,769	$3,387,616.44
	Total	$24,000,000.00	$2,922,246.58	$26,922,246.58	1,846,152	$26,922,246.58

Exhibit B

FORM OF PUT NOTICE
(To be completed and signed only upon exercise of Put Option)

To: MNTN, Inc. (the “Company”)

Pursuant to Section 6 of that certain Omnibus Amendment and Note Conversion Agreement dated as of April 1, 2025 (the “Conversion Agreement”), the undersigned is hereby providing written notice to the Company of its election to exercise its Put Option to sell to the Company                 % of its Put Shares pursuant to the terms of the Conversion Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Conversion Agreement.

The undersigned instructs the Company to make payment of the aggregate purchase for its Put Shares in accordance with the wire instructions set forth below. Such aggregate payment shall satisfy in full the Company’s obligations in connection with the Put Option.

Payee:
US Wire Instructions:
Account Title:
Account No.:
Account Type:
Bank ABA No.:
Name of Bank:
Bank Address:
SWIFT Code:

In exercising the Put Option, the undersigned Lender hereby confirms and acknowledges that the representations and warranties set forth in the Conversion Agreement as they apply to the undersigned Lender are true and complete as of this date. In addition, the undersigned Lender hereby represents and warrants to the Company that Lender has good, valid and marketable title to the Put Shares free and clear of any and all liens, with full legal right, power and authority to sell, assign, transfer and deliver the same. The certificates for the Put Shares to be delivered by or on behalf of Lender to the Company in connection herewith are genuine and Lender has no knowledge of any fact that would impair the validity of such certificates. Upon the delivery of and payment for the Put Shares being sold by Lender, the Company will receive good, valid and marketable title to such Shares free and clear of any and all liens.

Lender shall not give, sell, transfer, pledge, hypothecate, grant liens on, deal with or contract (“Transfer”) with respect to, the Put Shares or any interest therein. If any Transfer by Lender is made or attempted, such purported Transfer shall be void ab initio; Lender shall provide all proceeds received from such purported Transfer to the Company to hold in trust until such Put Shares are once again owned by Lender in accordance herewith; and the Company shall have the right to refuse to recognize any purported transferee of Lender for any purpose. Without limiting any other provision contained herein, the Company shall have, in addition to any other legal or equitable remedies which it may have, the right to enforce the provisions of the Conversion Agreement and this Put Notice for specific performance (to the extent permitted by law).

Lender has received all the information it considers necessary or appropriate for deciding whether to exercise the Put Option. Lender has had a full opportunity to ask questions and receive answers from the Company regarding the Company and its financial performance and future prospects. Lender acknowledges that it is able to fend for itself and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of a sale of the Put Shares.

By executing this Put Notice, Lender hereby acknowledges that by selling the Put Shares hereunder Lender is forgoing any future appreciation of the value of such Put Shares. Lender further acknowledges that the Company believes that the long-term value of the Put Shares being sold hereunder could substantially exceed the purchase price being paid pursuant to this Agreement.

This election is irrevocable; provided that the IPO Closing occurs on or prior to May 31, 2025.

[Signature page follows]

WHEREFORE, the undersigned Lender has executed and delivered the Put Notice as of the date set forth below.

HOLDER:

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)	(please print or type complete name of entity)

Name:		By:
	(please print or type full name)		(duly authorized signature)

Name:
(please print or type full name)

Title:
(please print or type full title)

Date:		Date: